Exhibit 10.22.1

EXECUTION VERSION

SERIES 2020-1 SUPPLEMENT
Trinity Rail Leasing 2018 LLC,
as Issuer,
and
WILMINGTON TRUST COMPANY,
as Indenture Trustee
dated as of October 19, 2020
______________________________
SERIES 2020-1 NOTES
______________________________

EXHIBITS

EXHIBIT A	Form of Class A Note

SERIES 2020-1 SUPPLEMENT, dated as of October 19, 2020 (this “Series 2020-1 Supplement”), issued pursuant to, and incorporating the terms of, the Master Indenture, dated as of June 20, 2018 (as amended, modified or supplemented from time to time, the “Master Indenture”, and, together with this Series 2020-1 Supplement, the “Series 2020-1 Indenture”) between TRINITY RAIL LEASING 2018 LLC, a Delaware limited liability company (the “Issuer”), and WILMINGTON TRUST COMPANY, a Delaware trust company, as Indenture Trustee (the “Indenture Trustee”).
WITNESSETH THAT:
WHEREAS, the Issuer and the Indenture Trustee wish to set forth the Principal Terms of a Series of Equipment Notes with a single Class within such Series to be issued pursuant to this Series 2020-1 Supplement;
NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.01 Definitions. (a) Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture. Whenever used in this Series 2020-1 Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
“144A Book-Entry Notes” means Series 2020-1 Notes substantially in the form attached as Exhibit A hereto, with the applicable legend for 144A Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.
“Additional Interest Amount” is defined in Section 2.04(b) hereof.
“Average Life Date” is defined in Section 2.06(a) hereof.
“Class A Note” means an Equipment Note substantially in the form of Exhibit A hereto.
“Class A Optional Redemption” is defined in Section 2.06(a) hereof.
“Class A Optional Redemption Date” is defined in Section 2.06(a) hereof.
“Closing Date” for the Series 2020-1 Notes means October 19, 2020.
“Control Party” for the Series 2020-1 Notes means the Majority Holders.
“H.15(519)” is defined in Section 2.06(a) hereof.
“Initial Purchasers” means each “Initial Purchaser” within the meaning of and as defined in the Note Purchase Agreement.
“Majority Holders” means with respect to the Series 2020-1 Notes, as of any date of determination, Holders of Series 2020-1 Notes that, individually or in the aggregate, evidence more than fifty percent (50%) of the then aggregate Outstanding Principal Balance of the Series 2020-1 Notes.

“Marginal Interest” is defined in Section 2.04(b) hereof.
“Note Purchase Agreement” means, with respect to the Series 2020-1 Notes, the Note Purchase Agreement, dated October 14, 2020, among the Issuer, TILC and the Initial Purchasers signatory thereto.
“Offering Circular” means the Issuer’s final offering circular dated October 14, 2020, relating to the offering of the Series 2020-1 Notes.
“Optional Redemption” means a voluntary prepayment by the Issuer of all of the Outstanding Principal Balance of the Series 2020-1 Notes in accordance with the terms of this Series 2020-1 Supplement.
“Rapid Amortization Additional Interest Rate” means four percent (4%) per annum.
“Rapid Amortization Date” means the date, if any, on which the Rapid Amortization Event occurs with respect to the Series 2020-1 Notes.
“Rapid Amortization Event” means, with respect to the Series 2020-1 Notes, that the aggregate Outstanding Principal Balance of the Series 2020-1 Notes (after all payments on the Series 2020-1 Notes on the applicable Payment Date) exceeds zero on the Payment Date falling in June 2028.
“Rating Agency” means, in connection with the Series 2020-1 Notes, S&P and KBRA.
“Redemption Premium” is defined in Section 2.06(a) hereof..
“Regulation S Temporary Book-Entry Notes” means Series 2020-1 Notes in the form attached as Exhibit A hereto, with the applicable legend for Regulation S Temporary Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.
“Remaining Weighted Average Life” is defined in Section 2.06(a) hereof.
“Scheduled Targeted Principal Balance” means, with respect to the Class A Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-1 to the Offering Circular under the column titled “Principal Balance”; provided that the Scheduled Targeted Principal Balance for the Series 2020-1 Notes is subject to adjustment from time to time pursuant to Section 3.14 of the Master Indenture.
“Series Account” means, with respect to the Series 2020-1 Notes, the 2020-1 Series Account.
“Series 2020-1 Notes” means Equipment Notes, designated as the Class A Notes, to be issued on the Closing Date and having the terms and conditions specified in this Series 2020-1 Supplement, substantially in the form of Exhibit A hereto, and including any and all replacements, extensions, substitutions or renewals of such Equipment Notes.
“Series 2020-1 Final Maturity Date” means the Payment Date occurring in October 2050, which shall constitute the Final Maturity Date with respect to the Series 2020-1 Notes.

“Series 2020-1 Issuance Expenses” means the Issuance Expenses relating to the issuance of the Series 2020-1 Notes.
“Series 2020-1 Noteholders” means the Holders of the Series 2020-1 Notes.
“Series 2020-1 Optional Redemption Date” is defined in Section 2.06(b) hereof.
“Stated Rate” means one and nighty-six one-hundredths percent (1.96%) per annum.
“2020-1 Series Account” means the Series Account for the Series 2020-1 Notes, established in accordance with Section 3.01 hereof and Sections 3.01 and 3.07 of the Master Indenture. The account number of the 2020-1 Series Account is 144153-000.
“Treasury Rate” is defined in Section 2.06(a) hereof.
“Unrestricted Book-Entry Notes” means Series 2020-1 Notes substantially in the form of Exhibit A hereto, with the applicable legend required by Section 2.02 of the Master Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.
ARTICLE 2
THE SERIES 2020-1 NOTES
Section 2.01 Designation of Series; Series 2020-1 Notes.
(a)There is hereby created a Series of Equipment Notes under the Series 2020-1 Indenture to be known as the “Series 2020-1 Notes” or the “Secured Railcar Equipment Notes, Series 2020-1”.
(b)There is hereby created within the Series 2020-1 Notes a single Class, designated as the “Class A Notes.” The Class A Notes will be issued in the initial principal balance of One Hundred Fifty-Five Million Five Hundred Thousand Dollars ($155,500,000). The Series 2020-1 Notes will not have priority over any other Series of Equipment Notes except to the extent set forth in the Series Supplement for such other Series and the Master Indenture. All Series 2020-1 Notes will rank pari passu with each other Series 2020-1 Note upon the occurrence and during the continuance of an Event of Default, and otherwise will be paid in accordance with the Flow of Funds. The Series Issuance Date of the Series 2020-1 Notes is the Closing Date. The Class A Notes are classified as “Additional Notes,” “Series 2020-1 Notes,” “Class A Equipment Notes,” and “Fixed Rate Equipment Notes,” as each such term is used in the Master Indenture. The Series 2020-1 Notes will be rated on the Closing Date by S&P and KBRA.
(c)The first Payment Date with respect to the Series 2020-1 Notes shall be the Payment Date in November 2020.
(d)Payments of principal on the Series 2020-1 Notes shall be payable from funds on deposit in the 2020-1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Master Indenture and Sections 2.05, 2.06 and 3.02 of this Series 2020-1 Supplement.

(e)The Issuer shall pay Series 2020-1 Issuance Expenses out of the proceeds of the Series 2020-1 Notes on the Closing Date and/or from Capital Contributions made to the Issuer on or prior to the Closing Date.
Section 2.02 Grant of Security Interest in 2020-1 Series Account. The Issuer hereby pledges, transfers, assigns, and otherwise conveys to the Indenture Trustee for the benefit and security of the Series 2020-1 Noteholders, and grants to the Indenture Trustee for the benefit and security of the Series 2020-1 Noteholders a security interest in and Encumbrance on, all of the Issuer’s right, title and interest, whether now existing or hereafter created or acquired and wherever located, in, to and under the assets and property described below: (a) the 2020-1 Series Account, and all funds from time to time on deposit therein; and (b) all Proceeds, accessions, profits, products, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Issuer described in the preceding clause (a).
Section 2.03 Authentication and Delivery.
(a)On the Closing Date, the Issuer shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(b) of the Master Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, the Series 2020-1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 4.01 hereof, shall deliver such Series 2020-1 Notes to the Initial Purchasers in accordance with such written directions.
(b)The Series 2020-1 Notes are not being registered with the U.S. Securities and Exchange Commission and, after their sale to the Initial Purchasers in accordance with the Series 2020-1 Note Purchase Agreement, may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture, including:
i.to Persons that the transferring Person reasonably believes are Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A; or
ii.in offshore transactions in reliance on Regulation S.
(c)In accordance with Section 2.01(c) of the Master Indenture, any Series 2020-1 Notes resold in reliance on Rule 144A shall be represented by a 144A Book-Entry Note. Any Series 2020-1 Notes sold in reliance on Regulation S shall initially be represented by a Regulation S Temporary Book-Entry Note and shall be exchangeable for interests in the related Unrestricted Book-Entry Note.
(d)The Series 2020-1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by a Responsible Officer and shall be substantially in the form of Exhibit A hereto, as applicable, with the appropriate legend required by Section 2.02 of the Master Indenture inscribed on the face thereof.
Section 2.04 Interest Payments on the Series 2020-1 Notes.
(a)Interest on Series 2020-1 Notes. Interest on the Outstanding Principal Balance of the Class A Notes shall (i) accrue during each Interest Accrual Period at the Stated Rate, (ii) be calculated on the basis of a 360-day year consisting of twelve 30-day months, and (iii) be due and payable in arrears on each Payment Date. Notwithstanding anything to the contrary in the Master Indenture or this Series 2020-1 Supplement, the initial Interest Accrual Period for the Series 2020-1 Notes shall begin on the Closing Date and end on (but exclude) November 17, 2020, and each subsequent Interest Accrual Period for the Series 2020-1 Notes shall be the period beginning on the 17th day of a calendar month and ending on (but excluding) the 17th day of the next calendar month.
(b)Additional Interest. If any interest payment on the Series 2020-1 Notes is not timely paid in full when due, the overdue interest will bear interest at the applicable Stated Rate, payable as Additional Interest to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. If a Rapid Amortization Event occurs with respect to the Series 2020-1 Notes, the Issuer will also be required to pay the Holders of the Series 2020-1 Notes, as part of, Additional Interest, interest on each Payment Date occurring on and after the Rapid Amortization Date in an amount equal to the Rapid Amortization Additional Interest Rate multiplied by the Outstanding Principal Balance of the Series 2020-1 Notes (after giving effect to all payments on the Series 2020-1 Notes made on such day) (such interest, the “Marginal Interest”) to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. Such Marginal Interest due (if any) shall be (i) calculated on the basis of a 360 day year consisting of twelve 30 day months and (ii) due and payable in arrears on each Payment Date on or after the Rapid Amortization Date.
Section 2.05 Principal Payments on the Series 2020-1 Notes. The Scheduled Principal Payment Amount calculated for the Series 2020-1 Notes for each Payment Date shall be payable to the Series 2020-1 Noteholders on each Payment Date from amounts deposited in the 2020-1 Series Account on such Payment Date as provided in (and subject to the provisions of) the Flow of Funds under the Master Indenture and Section 3.02 hereof. At any time that an Early Amortization Event or an Event of Default is then continuing, or if a Rapid Amortization Event with respect to the Series 2020-1 Notes has occurred, then, in addition to the foregoing, the Outstanding Principal Balance of the Series 2020-1 Notes shall be payable on each Payment Date to the extent that amounts are available for such purpose in accordance with the Flow of Funds and Section 3.02 hereof.
Section 2.06 Prepayment of Principal on the Series 2020-1 Notes. (a) No Class A Optional Redemption may occur prior to the first anniversary of the Closing Date.

Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Payment Date occurring on or after the first anniversary of the Closing Date (each such Payment Date, a “Class A Optional Redemption Date”), all of the Outstanding Principal Balance of the Class A Notes (such redemption, a “Class A Optional Redemption”), for the Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class A Notes being redeemed on such Class A Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class A Optional Redemption Date, plus (iii) if occurring on or prior to the Payment Date in June 2022, a redemption premium (the “Redemption Premium”) calculated as follows:
The Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class A Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class A Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Targeted Principal Balances of the Class A Notes from the Class A Optional Redemption Date to and including the Payment Date in June 2022 (assuming full prepayment on such date) discounted monthly to the Class A Optional Redemption Date at a rate equal to the Treasury Rate plus three-quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months, over (ii) the Outstanding Principal Balance of the Class A Notes, plus any accrued but unpaid interest thereon.
For purposes of calculating the Redemption Premium, the term “Treasury Rate” means, with respect to each Class A Note, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such Class A Note, as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (i) one maturing as close as possible to, but earlier than, the Average Life Date of such Class A Note, and (ii) the other maturing as close as possible to, but later than, the Average Life Date of such Class A Note, as published in the most recent H.15(519) (or, if a weekly average yield to maturity of United States Treasury securities maturing on the Average Life Date of such Note is reported in the most recent H.15(519), as published in H.15(519)). “H.15(519)” means “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third (3rd) Business Day preceding the scheduled prepayment date.
The term “Average Life Date” of each Class A Note shall be the date which follows the prepayment date by a period equal to the Remaining Weighted Average Life of such Class A Note. The “Remaining Weighted Average Life” of a Class A Note at the prepayment or determination date of such Class A Note shall be the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the Scheduled Targeted Principal Balances for each remaining Payment Date (from the applicable Optional Redemption Date to and including the Payment Date in June 2022, assuming full prepayment on such Payment Date) by (ii) the number of days from and including the prepayment or determination date to but excluding the scheduled payment date of such principal payment, by (b) the Outstanding Principal Balance of the Class A Notes on such date of prepayment or determination.
(a)Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Payment Date occurring on or after the first Payment Date following the June 2022 Payment Date (each such Payment Date, a “Series 2020-1 Optional Redemption Date”) all of the Outstanding Principal Balance of the Series 2020-1 Notes, for the Redemption Price equal to (i) the Outstanding Principal Balance of the Series 2020-1 Notes, plus (ii) accrued and unpaid interest thereon (including Additional Interest, if any) to the Series 2020-1 Optional Redemption Date; provided, however, that such Redemption Price shall not include any Redemption Premium.
(b)Any Optional Redemption may be funded with funds in the Collections Account, with the proceeds of Additional Notes or with any other funds of the Issuer.
(c)Notwithstanding anything herein to the contrary, no Redemption Premium will be due as a result of (i) any Permitted Discretionary Sales (the portion of which applied disposition proceeds to early repayment of the outstanding principal balance of the Series 2020-1 Notes), Redemption Dispositions and Scrap Value Dispositions which in the aggregate are less than 25% of the Adjusted Value of the Portfolio Railcars as of the Closing Date or (ii) any Involuntary Railcar Dispositions, Purchase Option Dispositions or Permitted Discretionary Sales (the portion of which applied disposition proceeds to be invested in replacement Railcars) or in respect of, or during, an Early Amortization Event or after the occurrence of an Event of Default.
Section 2.07 Manner of Payment. Except as otherwise provided in Section 2.05 of the Master Indenture, all payments on the Series 2020-1 Notes payable on each Payment Date shall be paid to the Series 2020-1 Noteholders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 2:00 p.m. (New York City time) on such Payment Date. Any payments received by the Series 2020-1 Noteholders after 2:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.
Section 2.08 Restrictions on Transfer. On the Closing Date, the Issuer shall sell the Series 2020-1 Notes to the Initial Purchasers pursuant to the Series 2020-1 Note Purchase Agreement and deliver such Series 2020-1 Notes in accordance herewith and therewith. Thereafter, no Series 2020-1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture. Except as provided in the Master Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2020-1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in the Series 2020-1 Indenture.
Section 2.09 Final Maturity Date. The Outstanding Principal Balance of the Series 2020-1 Notes together with all accrued and unpaid interest (including all Additional Interest) thereon, and other amounts payable by the Issuer to the Series 2020-1 Noteholders pursuant to the terms of the Series 2020-1 Indenture, shall be due and payable in full on the earlier to occur of (i) the date on which the Series 2020-1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Master Indenture and (ii) the Series 2020-1 Final Maturity Date.
ARTICLE 3
2020-1 SERIES ACCOUNT
Section 3.01 2020-1 Series Account. The Indenture Trustee shall establish on the Closing Date pursuant to Sections 3.01 and 3.07 of the Master Indenture and shall maintain, so long as any Series 2020-1 Note is Outstanding, an Indenture Account which shall be designated as the “2020-1 Series Account,” which account shall be held in the name of the Indenture Trustee for the benefit of the Series 2020-1 Noteholders, and which account constitutes a Series Account for the Series 2020-1 Notes for all purposes under the Master Indenture. All deposits of funds for the benefit of the Series 2020-1 Noteholders from the Collections Account and the Liquidity Reserve Account shall be accumulated in, and withdrawn from, the 2020-1 Series Account in accordance with the provisions of the Series 2020-1 Indenture. Notwithstanding anything to the contrary herein, amounts on deposit in the 2020-1 Series Account shall not be invested.
Section 3.02 Distributions from 2020-1 Series Account. On each Payment Date (to the extent sufficient cleared and immediately available funds are available in the 2020-1 Series Account), the Indenture Trustee, as specified in the related Payment Date Schedule with respect to the Flow of Funds, shall distribute funds then on deposit in the 2020-1 Series Account to the Series 2020-1 Noteholders.
Section 3.03 Liquidity Reserve Target Amount. On the Closing Date, the Liquidity Reserve Target Amount will be $12,074,475.
ARTICLE 4
CONDITIONS TO ISSUANCE
Section 4.01 Conditions to Issuance. The Indenture Trustee shall not authenticate the Series 2020-1 Notes unless (a) all conditions to the issuance of the Series 2020-1 Notes under the Note Purchase Agreement shall have been satisfied, and (b) the Issuer shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Note Purchase Agreement shall have been satisfied.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES
Section 5.01 Master Indenture Representations and Warranties. To induce the Series 2020-1 Noteholders to purchase the Series 2020-1 Notes, the Issuer hereby makes to the Indenture Trustee for the benefit of the Series 2020-1 Noteholders, as of the Closing Date and as of the other dates specified for the applicable representations in the Master Indenture, all of the representations and warranties set forth in Section 5.01 of the Master Indenture.
ARTICLE 6
MISCELLANEOUS PROVISIONS
Section 6.01 Ratification of Master Indenture. As supplemented by this Series 2020-1 Supplement, the Master Indenture is in all respects ratified and confirmed and the Master Indenture as so supplemented by this Series 2020-1 Supplement shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Series 2020-1 Supplement shall govern.
Section 6.02 Counterparts. This Series 2020-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
Section 6.03 Governing Law. THIS SERIES 2020-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 6.04 Notices to the Rating Agency. Whenever any notice or other communication is required to be given to the Rating Agency in respect of the Series 2020-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2020-1 Supplement, such notice or communication shall be delivered to S&P, at 55 Water Street, New York, NY 10041, Attention: S&P Surveillance (Facsimile: (212) 438-0122) and to KBRA, at 845 Third Avenue, 4th Floor, New York, NY 10022, Attention: ABS Surveillance.
Section 6.05 Notices to Liquidity Facility Provider. Whenever any notice or other communication is required to be given to the Liquidity Facility Provider in respect of the Series 2020-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2020-1 Supplement, such notice or communication shall be delivered to Landesbank Hessen-Thüringen Girozentrale, at Neue Mainzer Strasse 52-58, 60311 Frankfurt Am. Main, Germany, Attn: Fabian Huppertz, Land Transport, Telephone: +49 69 91 32 76 02, with a copy to Landesbank Hessen-Thüringen Girozentrale, New York branch, at 420 Fifth Avenue, New York, NY 10018, Attention: Land Transport Finance, Telephone: 212-703-5333, Facsimile: 212-703-5256, Email: Alec.Tasooji@helabany.com; Joe.Devoe@helabany.com.

Section 6.06 Amendments and Modifications. The terms of this Series 2020-1 Supplement may be waived, modified or amended only in a written instrument signed by each of the Issuer and the Indenture Trustee in accordance with Article IX of the Master Indenture. Amendments, waivers and modifications of this Series 2020-1 Supplement that constitute matters set forth in clauses (i) through (viii) of Section 9.02(a) of the Master Indenture, may be effected only with the prior written Direction of Holders of each Outstanding Series 2020-1 Note adversely affected thereby.
[Signature pages follow]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series 2020-1 Supplement to be duly executed and delivered all as of the day and year first above written.

TRINITY RAIL LEASING 2018 LLC By: Trinity Industries Leasing Company, its manager By: /s/ Sara McCoy Name: Sara McCoy Title: Senior Vice President and Managing Director

S-1

WILMINGTON TRUST COMPANY, as Indenture Trustee By: /s/ Adam R. Vogelsong Name: Adam R. Vogelsong Title: Vice President
S-2

EXHIBIT A
SERIES 2020-1 SUPPLEMENT
FORM OF CLASS A NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF TRINITY RAIL LEASING 2018 LLC (THE “ISSUER”) THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A PERSON WHO IS NOT A U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT IN THE CASE OF THIS CLAUSE (4) TO RECEIPT OF AN OPINION OF COUNSEL AND SUCH CERTIFICATES AND OTHER DOCUMENTS AS THE INDENTURE TRUSTEE MAY REQUIRE UNDER THE SERIES 2020-1 INDENTURE REFERRED TO BELOW), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ITS ACQUISITION OF ANY NOTE, EACH PURCHASER AND TRANSFEREE (AND ITS FIDUCIARY, IF APPLICABLE) WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED EITHER THAT (A) IT IS NOT AND IS NOT USING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, A PLAN DEFINED BY AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR OTHER PLAN’S INVESTMENT IN SUCH ENTITY (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL PLAN, NON-U.S. PLAN OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), OR (B) (1) THE PURCHASE AND HOLDING OF SUCH NOTE WILL NOT RESULT IN A NON‑EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW AND (2) IF THE PURCHASER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR, THE DECISION TO ACQUIRE AND HOLD SUCH NOTE HAS BEEN
Exhibit A

MADE BY A FIDUCIARY THAT IS AN “INDEPENDENT FIDUCIARY WITH FINANCIAL EXPERTISE” AS DESCRIBED IN 29 C.F.R. SECTION 2510.3-21(c)(1).
[IF THIS NOTE IS A BOOK-ENTRY NOTE] THIS NOTE IS A GLOBAL BOOK-ENTRY NOTE WITHIN THE MEANING OF SERIES 2020-1 INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE SERIES 2020-1 INDENTURE REFERRED TO BELOW.
[IF THIS NOTE IS A BOOK-ENTRY NOTE] UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
[IF THIS NOTE IS A BOOK-ENTRY NOTE] TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE SERIES 2020-1 INDENTURE REFERRED TO BELOW.
TRINITY RAIL LEASING 2018 LLC SECURED RAILCAR EQUIPMENT NOTES, SERIES 2020-1, CLASS A

[$_____________]	CUSIP No.: [·][144A [·][Reg S] No. 1 [●], 20__
KNOW ALL PERSONS BY THESE PRESENTS that TRINITY RAIL LEASING 2018 LLC, a Delaware limited liability company (“Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum set forth above, which sum shall be payable on each Payment Date on the dates and in the amounts set forth in the Master Indenture, dated as of June 20, 2018 (as amended, restated or otherwise modified from time to time, the “Master Indenture”) and the Series 2020-1 Supplement, dated as of October 19, 2020 (as amended, restated or otherwise modified from time to time, the “Series 2020-1 Supplement”, and, together with the Master Indenture, the
Exhibit A

“Series 2020-1 Indenture”), each between the Issuer and Wilmington Trust Company, as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal balance of this Series 2020-1 Note on the dates and in the amounts set forth in the Series 2020-1 Indenture. Capitalized terms not otherwise defined herein will have the meaning set forth in the Series 2020-1 Indenture.
Payment of the principal of and interest on this Series 2020-1 Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Series 2020-1 Note is payable at the times and in the amounts set forth in the Series 2020-1 Indenture by wire transfer of immediately available funds to the account designated by the holder of record on the related Record Date.
This Series 2020-1 Note is one of the authorized Class A Notes identified in the title hereto and issued in the aggregate principal amount of [___________ Dollars ($_____________)] pursuant to the Series 2020-1 Indenture.
The Series 2020-1 Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Series 2020-1 Indenture.
This Series 2020-1 Note is transferable as provided in the Series 2020-1 Indenture, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Series 2020-1 Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Series 2020-1 Noteholder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Series 2020-1 Notes.
Each purchaser and subsequent transferee of this Series 2020-1 Note will be deemed to have represented and warranted either that (i) it is not and is not using the assets of an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), that is subject to the provisions of Title I of ERISA, a plan defined by and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), an entity whose underlying assets include “plan assets” by reason of an employee benefit plan’s or other plan’s investment in such entity, or a governmental plan, non-U.S. plan or church plan subject to any federal, state, local or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), or (ii) its purchase and holding of this 2020-1 Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law.
Each Holder of this Series 2020-1 Note agrees to treat this Series 2020-1 Note as debt for U.S. federal income tax purposes.
The Issuer, the Indenture Trustee and any other agent of the Issuer may treat the person in whose name this Series 2020-1 Note is registered as the absolute owner
Exhibit A

hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.
The Series 2020-1 Notes are subject to prepayment, at the times and subject to the conditions set forth in the Series 2020-1 Indenture.
If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Series 2020-1 Note may be declared to be due and payable in the manner and with the effect provided in the Series 2020-1 Indenture.
The Master Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures amending the Master Indenture with the consent of the Requisite Majority, in certain specifically described instances. Any consent given by the Requisite Majority shall be conclusive and binding upon the holder of this Series 2020-1 Note and on all future holders of this Series 2020-1 Note and of any Series 2020-1 Note issued in lieu hereof whether or not notation of such consent is made upon this Series 2020-1 Note. Supplements and amendments to the Series 2020-1 Indenture may be made only to the extent and in circumstances permitted by the Series 2020-1 Indenture.
The Series 2020-1 Noteholder shall have no right to enforce the provisions of the Series 2020-1 Indenture or to institute action to enforce the covenants, or to take any action with respect to a default under the Series 2020-1 Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Series 2020-1 Indenture; provided, however, that nothing contained in the Series 2020-1 Indenture shall affect or impair any right of enforcement conferred on the holder hereof to enforce any payment of the principal of and interest on this Series 2020-1 Note on or after the due date thereof; provided further, however, that by acceptance hereof the Series 2020-1 Noteholder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by the Series 2020-1 Indenture.
This Series 2020-1 Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.
All terms and provisions of the Series 2020-1 Indenture are herein incorporated by reference as if set forth herein in their entirety. In the event of any conflict or inconsistency between this Series 2020-1 Note, on the one hand, and the Series 2020-1 Indenture on the other hand, the Series 2020-1 Indenture shall control.
IT IS HEREBY CERTIFIED, RECITED AND DECLARED, that all acts, conditions and things required to exist, happen and be performed precedent to the execution and delivery of the Series 2020-1 Indenture and the issuance of this Series 2020-1 Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.
Exhibit A

Unless the certificate of authentication hereon has been executed by the Indenture Trustee, this Series 2020-1 Note shall not be entitled to any benefit under the Series 2020-1 Indenture or be valid or obligatory for any purpose.
Exhibit A

IN WITNESS WHEREOF, the Issuer has caused this Series 2020-1 Note to be duly executed on the date first above written.

TRINITY RAIL LEASING 2018 LLC By: Trinity Industries Leasing Company, its manager By: Name: Title:
This Note is one of the Class A Notes described in the Series 2020-1 Supplement.

WILMINGTON TRUST COMPANY, as Indenture Trustee By: Name: Title:
Exhibit A